UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 8, 2023

YEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38056	20-8059722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Ninth Avenue

New York, NY 10011

(Address of principal executive offices, including zip code)

(212) 994-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YEXT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2023, Brian Distelburger notified Yext, Inc. (the “Company”) of his intention to resign as an employee of the Company effective March 8, 2023. Mr. Distelburger will continue to serve on the Company’s board of directors.

In connection with his resignation, Mr. Distelburger entered into a resignation letter, dated March 8, 2023, with the Company (the “Resignation Letter”). Pursuant to the terms of the Resignation Letter, Mr. Distelburger will become entitled to receive (i) continued vesting of equity awards until June 20, 2025, provided that Mr. Distelburger remains a service provider and (ii) payments for 12 months of COBRA premiums. In addition, Mr. Distelburger’s vested options will not start their post-termination exercise period until his service on the Company’s board of directors terminates. Further, Mr. Distelburger agreed to waive all participation in the Company’s Outside Director Compensation Policy until the beginning of the fiscal year ending January 31, 2026. Effective March 8, 2023, Mr. Distelburger is no longer a participant in the Company’s Change in Control and Severance Policy. Consistent with the terms for other non-employee directors, Mr. Distelburger’s then-unvested equity awards would accelerate upon a change in control of the Company.

The foregoing summary of the Resignation Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Resignation Letter, a copy of which is attached as Exhibit 10.1 and is incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Resignation Letter dated March 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YEXT, INC.

By:	/s/ Ho Shin
Ho Shin
EVP & General Counsel

Date: March 8, 2023